Exhibit 99.1

Akerna Announces Financial Results for the Second Quarter 2021

Software revenue up 56%, total revenue up 63% year-over-year

DENVER, August 9, 2021 -- Akerna (Nasdaq: KERN), an enterprise software, leading compliance technology provider and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), today reported its unaudited financial results for the quarter ended June 30, 2021.

“Our second quarter results continued the momentum in 2021, with revenue growth of 63% year over year driven by a mix of organic and inorganic software revenue and a rebound in consulting demand,” said Jessica Billingsley, CEO of Akerna. “As consolidation within the industry continues and emerging markets begin to open, we believe our industry leadership position with multi-state, international and emerging enterprises paves the way for Akerna to be one of the largest cannabis technology winners in the years ahead.”

Akerna is the technology ecosystem for cannabis. Through its family of software, which includes MJ Platform, Viridian Sciences, Ample Organics, Trellis, Leaf Data Systems, Last Call Analytics, and solo sciences, Akerna provides the only scalable cannabis ERP solution offering compliance, data, taxation, payments, seed-to-sale, track-and-trace, and consulting to operators, governments, and brands. In doing so, Akerna creates one of the world’s most transparent and accountable consumer packaged goods supply chains on a global scale.

Cannabis companies looking to scale alongside the rapidly expanding industry must leverage the right tools, and enterprise class software is essential to do so.

Second Quarter 2021 Financial Highlights

●	Software revenue was $4.5 million, up 56% year over year
●	Total revenue was $4.9 million, up 63% year over year
●	Gross profit was $3.0 million, up 153% year over year
●	Net loss was $6.1 million, flat with the same period last year
●	Adjusted EBITDA was negative $1.6 million compared to negative Adjusted EBITDA of $3.6 million for the same quarter prior year, an improvement of 54% year over year
●	Cash was $11.8 million as of June 30, 2021, compared to $15.4 million as of March 31, 2021

See “Explanation of Non-GAAP Financial Measures” below

Second Quarter 2021 Key Metrics

●	Total SaaS ARR of $17.3 million, up 53% year over year
●	Average new B2B order up 27% year over year
●	B2B transaction volume up 104% year over year
●	New Bookings ARR of approximately $900,000

Second Quarter 2021 Operational Highlights

●	Secures world’s first national government cannabis contract with St. Vincent and the Grenadines
●	Closed Viridian Acquisition
●	Added Pharmaceutical and Cannabis Industry Expert Barry Fishman to Board of Directors
●	Completed MJ Retail (POS offering) beta adoption

The foregoing financial results are preliminary in nature. Final financial results and other disclosures will be reported in Akerna’s quarterly report on Form 10-Q and may differ materially from the results and disclosures today due to, among other things, the completion of final review procedures, the occurrence of subsequent events or the discovery of additional information. You are encouraged to review the Form 10-Q in detail.

Conference Call Details

Akerna will host a conference call tomorrow, Tuesday, August 10, 2021, at 8:30 a.m. Eastern Time to discuss its financial results and business highlights. A question-and-answer session will follow prepared remarks.

Interested parties may listen to the call by dialing:

Toll-Free: 1-877-407-3982

Toll / International: +1-201-493-6780

Conference ID: 13721125

The conference call will also be available via a live, listen-only webcast and can be accessed through the Investor Relations section of Akerna’s website, https://ir.akerna.com/

To be included on the Company’s email distribution list, please sign up at https://ir.akerna.com/news-events/email-alerts

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industry. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software company listed on Nasdaq. The company’s cornerstone technology, MJ Platform, the world’s leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators.

For more information, visit https://www.akerna.com/.

Investor Contacts

Sapphire Investor Relations, LLC

Erica Mannion or Michael Funari

(617) 542-6180

IR@akerna.com

Forward Looking Statements

Certain statements made in this release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding our preliminary financial results which may differ from our final financial results, our belief that our industry leadership position with multi-state, international and emerging enterprises will enable us to be one of the largest cannabis technology winners in the years ahead and the timing for management’s conference call in relation to our quarterly results. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (ii) changes in applicable laws or regulations, (iii) changes in the market place due to the coronavirus pandemic or other market factors, (iv) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

Explanation of Non-GAAP Financial Measures:

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We attempt compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA

We believe that Adjusted EBITDA, when considered with the financial statements determined in accordance with GAAP, is helpful to investors in understanding our performance and allows for comparison of our performance and credit strength to our peers. Adjusted EBITDA should not be considered alternatives to net loss as determined in accordance with GAAP as indicators of our performance or liquidity.

We define EBITDA as net loss before interest expense, provision for income taxes, depreciation and amortization. We calculate Adjusted EBITDA as EBITDA further adjusted to exclude the effects of the following items for the reasons set forth below:

●	Stock-based compensation expense, because this represents a non-cash charge and our mix of cash and share-based compensation may differ from other companies, which effects the comparability of results of operations and liquidity;

●	Cost incurred in connection with business combinations and mergers that are required to be expensed as incurred in accordance with GAAP, because business combination and merger related costs are specific to the complexity and size of the underlying transactions as well as the frequency of our acquisition activity these costs are not reflective of our ongoing operations;

●	Costs incurred in connection with non-recurring financing fees when we elect the fair value option to account for our debt instruments because if we had not elected the fair value option such costs would be recognized as an adjustment to the effective interest and excluded from EBITDA;

●	Restructuring charges because we believe these costs are not representative of operating performance;

●	Equity in earnings (losses) of investees because our share of the operations of investees is not representative of our own operating performance and may not be monetized for a number of years; and

●	Changes in fair value of contingent consideration because these adjustments are not recurrring across all periods and we believe these costs are not representative of operating performance.

Related Non-GAAP Expense Measure

We reference in our earnings call certain non-GAAP expense measures, including non-GAAP Operating Expenses, non-GAAP Product Development Expense, non-GAAP Sales and Marketing Expenses, and non-GAAP General and Administrative Expenses. We believe that these non-GAAP financial measures, when considered with the financial statements determined in accordance with GAAP, are helpful to management and investors in understanding our performance quarter over quarter and to the comparable quarter in our prior fiscal year by excluding the same items we exclude from EBITDA to derive Adjusted EBITDA, as set forth above (stock-based compensation expense, costs incurred with business combinations and mergers, costs incurred in connection with non-recurring financing fees, restructuring charges, equity in earnings (losses) of investees and changes in fair value of contingent consideration) for the same reasons stated above, principally, that these expenses are not, in management’s opinion, easily comparable across reporting periods, are not reflective of ongoing operations and/or are not representative of our operating performance.

We define non-GAAP Operating Expenses, non-GAAP Product Development Expense, non-GAAP Sales and Marketing Expenses and non-GAAP General and Administrative Expenses as, in each case, the corresponding GAAP financial measure (Operating Expenses, Product Development Expense, Sales and Marketing Expenses and General and Administrative Expenses) excluding that portion of depreciation and amortization, stock-based compensation expense, costs incurred with business combinations and mergers, costs incurred in connection with non-recurring financing fees, restructuring charges, equity in earnings (losses) of investees and changes in fair value of contingent consideration that is attributable to that specific GAAP financial measure.

This non-GAAP expense measure should not be considered an alternative to the corresponding GAAP financial measure as determined in accordance with GAAP as an indicator of our performance or liquidity. Please review the tables provided below, for a reconciliation of this non-GAAP expense measure to the corresponding GAAP financial measure.

The reconciliation of the above non-GAAP financial measures for the quarter ended June 30, 2021 are presented in the tables below. For comparative purposes, the reconciliation of these non-GAAP financial measures in the prior quarter ended March 31, 2021 are contained in our press release for that quarter dated May 10, 2021 and available on our website at www.akerna.com or in our current report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2021 and available here:

https://www.sec.gov/Archives/edgar/data/0001755953/000121390021025543/ea140650ex99-1_akernacorp.htm

AKERNA CORP.

 Condensed Consolidated Balance Sheets

(unaudited)

	June 30,	December 31,
	2021	2020
Assets
Current assets:
Cash	$11,778,601	$17,840,640
Restricted cash	508,261	500,000
Accounts receivable, net	1,442,714	1,753,547
Prepaid expenses and other current assets	2,395,346	2,458,727
Total current assets	16,124,922	22,552,914

Fixed assets, net	53,354	1,193,433
Investment, net	226,101	233,664
Capitalized software, net	5,213,267	3,925,739
Intangible assets, net	7,772,289	7,388,795
Goodwill	46,790,018	41,874,527
Total Assets	$76,179,951	$77,169,072

Liabilities and Equity

Current liabilities
Accounts payable, accrued expenses and other accrued liabilities	$4,681,554	$3,188,576
Deferred revenue	825,187	843,900
Current portion of long-term debt	7,155,953	11,707,363
Derivative liability	354,247	311,376
Total current liabilities	13,016,941	16,051,215

Long-term debt, less current portion	1,200,647	3,895,237

Total liabilities	14,217,588	19,946,452

Commitments and contingencies

Equity:
Preferred stock, par value $0.0001; 5,000,000 shares authorized, 1 share special voting preferred stock issued and outstanding at June 30, 2021 and December 31, 2020	—	—
Special voting preferred stock, par value $0.0001; 1 share authorized, issued and outstanding as of June 30, 2021 and December 31, 2020, with $1 preference in liquidation; exchangeable shares, no par value, 1,039,373 and 2,667,349 shares issued and outstanding as of June 30, 2021 and December 31, 2020 respectively	7,951,203	20,405,219
Common stock, par value $0.0001; 75,000,000 shares authorized, 25,332,439 and 19,901,248 issued and outstanding at June 30, 2021 and December 31, 2020, respectively	2,533	1,990
Additional paid-in capital	123,856,649	94,086,433
Accumulated other comprehensive loss	(105,544)	(91,497)
Accumulated deficit	(69,742,478)	(57,179,525)
Total equity	$61,962,363	$57,222,620
Total liabilities and equity	$76,179,951	$77,169,072

AKERNA CORP.

 Condensed Consolidated Statements of Operations

(unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues
Software	$4,456,728	$2,849,734	$8,251,881	$5,196,043
Consulting	410,884	131,000	583,631	823,584
Other	39,275	22,904	85,399	54,557
Total revenues	4,906,887	3,003,638	8,920,911	6,074,184
Cost of revenues	1,914,380	1,818,565	3,368,547	3,214,784

Gross profit	2,992,507	1,185,073	5,552,364	2,859,400

Operating expenses
Product development	1,527,258	1,088,938	2,951,358	1,963,725
Sales and marketing	1,826,143	2,117,118	3,562,058	4,157,869
General and administrative	4,375,981	3,126,027	6,228,943	6,583,289
Depreciation and amortization	1,314,132	1,036,378	2,367,015	1,216,607
Total operating expenses	9,043,514	7,368,461	15,109,374	13,921,490

Loss from operations	(6,051,007)	(6,183,388)	(9,557,010)	(11,062,090)

Other (expense) income:
Interest (expense) income , net	(163,125)	(2,084)	(937,504)	31,438
Change in fair value of convertible notes	(16,405)	766,000	(2,007,667)	766,000
Change in fair value of derivative liability	133,125	(606,958)	(42,871)	(370,041)
Other expense, net	243	—	243	(124)
Total other (expense) income	(46,162)	156,958	(2,987,799)	427,273

Net loss before income taxes and equity in losses of investee	(6,097,169)	(6,026,430)	(12,544,809)	(10,634,817)
Income tax expense	(4,300)	(30,985)	(10,570)	(30,985)
Equity in losses of investee	(3,782)	(3,692)	(7,564)	(3,692)

Net loss	(6,105,251)	(6,061,107)	(12,562,943)	(10,669,494)
Net loss attributable to noncontrolling interest in consolidated subsidiary	—	748,584	—	849,759
Net loss attributable to Akerna shareholders	$(6,105,251)	$(5,312,523)	$(12,562,943)	$(9,819,735)

Basic and diluted weighted average common stock outstanding	24,530,837	13,166,444	22,879,131	12,871,648
Basic and diluted net loss per common share	$(0.25)	$(0.46)	$(0.55)	$(0.83)

AKERNA CORP.

 Condensed Consolidated Statements of Cash Flows

(unaudited)

	For the Six Months Ended
	June 30,
	2021	2020
Cash flows from operating activities
Net loss	$(12,562,943)	$(10,669,494)
Adjustment to reconcile net loss to net cash used in operating activities:
Equity in losses of investment	7,564	3,692
Bad debt	150,294	370,154
Stock-based compensation expense	1,074,621	760,584
Loss on write off of fixed assets	1,045,180	—
Amortization of deferred contract cost	242,110	—
Non-cash interest expense	926,968	—
Depreciation and amortization	2,367,014	1,216,607
Debt issuance costs	—	1,177,390
Foreign currency loss	(17,344)	—
Change in fair value of convertible notes	2,007,677	(766,000)
Change in fair value of derivative liability	42,871	370,041
Change in fair value of contingent consideration	—	(998,000)
Changes in operating assets and liabilities:
Accounts receivable	641,111	(400,251)
Prepaid expenses and other current assets	(115,934)	(120,489)
Other assets	—	—
Accounts payable and accrued liabilities	1,463,669	975,121
Deferred revenue	(988,046)	(507,089)
Net cash used in operating activities	(3,715,198)	(8,587,734)

Cash flows from investing activities
Developed software additions	(2,004,609)	(1,990,584)
Furniture, fixtures, and equipment additions	—	(156,636)
Cash paid for business combination, net of cash acquired	—	122,675
Net cash used in investing activities	(2,004,609)	(2,024,545)

Cash flows from financing activities
Value of shares withheld for related to tax withholdings	(333,847)	—
Proceeds from issuance of long term debt	—	17,164,600
Cash paid for debt issuance costs	—	(1,177,390)
Net cash (used in) provided by financing activities	(333,847)	15,987,210
Effect of exchange rate changes on cash and restricted cash	(124)	—
Net change in cash and restricted cash	(6,053,778)	5,375,207
Cash and restricted cash - beginning of period	18,340,640	19,280,897
Cash and restricted cash - end of period	$12,286,862	$24,655,829
Cash paid for interest	50,854	—
Cash paid for taxes	64,963	51,472
Supplemental Disclosure of non-cash investing and financing activity:
Settlement of convertible notes in common stock	10,196,382	—
Conversion of exchangeable shares to common stock	12,453,853	—
Settlement of other liabilities in common stock	377,325	—

Akerna Corp.

Earnings Before Interest, Taxes, Depreciation and Amortization, and Adjusted EBITDA

The reconciliation of net loss to EBITDA and Adjusted EBITDA is as follows:

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss	$(6,105,251)	$(6,061,107)	$(12,562,943)	$(10,669,494)
Adjustments:
Interest expense (income)	163,124	2,084	937,504	(31,438)
Change in fair value of convertible notes	16,405	(766,000)	2,007,677	(766,000)
Change in fair value of derivative liability	(133,125)	606,958	42,871	370,041
Income tax expense	4,300	30,985	10,570	30,985
Depreciation and amortization	1,314,132	1,036,378	2,367,015	1,216,607
EBITDA	$(4,740,415)	$(5,150,702)	$(7,197,306)	$(9,849,299)
Stock-based compensation expense	521,335	371,532	1,024,715	673,480
Business combination and merger related costs	63,735	1,026,929	107,726	2,245,361
Non-recurring financing fees	111,761	1,177,390	129,594	1,177,390
Restructuring charges	2,406,589	—	2,453,776	—
Changes in fair value of contingent consideration	—	(998,000)	—	(998,000)
Equity in losses of investee	3,782	3,692	7,564	3,692
Adjusted EBITDA	$(1,633,213)	$(3,569,159)	$(3,473,931)	$(6,747,376)

Akerna Corp.

The reconciliation of operating expenses to non-GAAP operating expenses is as follows:

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Operating Expenses	$9,043,514	$7,368,461	$15,109,374	$13,921,490
Adjustments:
Depreciation and amortization	1,314,132	1,036,378	2,367,015	1,216,607
Stock-based compensation expense	480,917	351,620	955,213	646,628
Business combination and merger related costs	63,735	1,026,929	107,726	2,245,361
Non-recurring financing fees	111,761	1,177,390	129,594	1,177,390
Restructuring charges	2,406,589	-	2,453,776	-
Changes in fair value of contingent consideration	-	(998,000)	-	(998,000)
Non-GAAP Operating Expenses	$4,666,380	$4,774,144	$9,096,050	$9,633,504

Akerna Corp.

The reconciliation of product development expense to non-GAAP product development expense is as follows:

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Product development expense	$1,527,258	$1,088,938	$2,951,358	$1,963,725
Stock-based compensation expense	186,013	93,520	407,907	109,295
Non-GAAP product development expense	$1,341,245	$995,418	$2,543,452	$1,854,430

Akerna Corp.

The reconciliation of sales and marketing expense to non-GAAP sales and marketing expenses is as follows:

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Sales and marketing expense	$1,826,143	$2,117,118	$3,562,058	$4,157,869
Stock-based compensation expense	125,387	120,033	243,587	143,085
Non-GAAP sales and marketing expense	$1,700,756	$1,997,085	$3,318,472	$4,014,784

Akerna Corp.

The reconciliation of general and administrative expense to non-GAAP general and administrative expenses is as follows:

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
General and administrative expense	$4,375,981	$3,126,027	$6,228,943	$6,583,289
Adjustments:
Stock-based compensation expense	169,516	138,067	303,720	394,248
Business combination and merger related costs	63,735	1,026,929	107,726	2,245,361
Non-recurring financing fees	111,761	1,177,390	129,594	1,177,390
Restructuring charges	2,406,589	-	2,453,776	-
Changes in fair value of contingent consideration	-	(998,000)	-	(998,000)
Non-GAAP general and administrative expense	$1,624,379	$1,781,641	$3,234,127	$3,764,290